Exhibit 10.4

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

PURDEN LAKE RESOURCE CORP.

WARRANT TO PURCHASE

[____________] SHARES

OF COMMON STOCK

(SUBJECT TO ADJUSTMENT)

Warrant No.: [___] [___________], 2009

This certifies that for value, [__________] or its registered and permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, at any time from and after the date set forth above (the “Original Issuance Date”) and before 5:00 p.m., Eastern Time, on the date that is the five (5) year anniversary of the Original Issuance Date (the “Expiration Date”), to purchase from PURDEN LAKE RESOURCE CORP., a Delaware corporation (the “Company”), [_____________ (__________)] shares (subject to adjustment as described herein), of common stock of the Company, par value $0.001 per share (the “Common Stock”), upon surrender hereof, at the principal office of the Company referred to below, with a duly executed exercise notice (the “Exercise Notice”) in the form attached hereto as Exhibit A and simultaneous payment therefor in lawful, immediately available money of the United States, at an initial exercise price per share of $3.81 (the “Exercise Price”).   The Exercise Price is subject to adjustment as provided below, and the term “Common Stock” shall include, unless the context otherwise requires, the stock and other securities and property at the time receivable upon the exercise of this Warrant. The term “Warrants,” as used herein, shall mean this Warrant and any other Warrants delivered in substitution or exchange therefor as provided herein.

This Warrant is one of a series of similar Warrants issued in connection with the Company’s private placement (the “Offering”) of its units (the “Units”), each Unit consisting of (i) 3,937 shares of Common Stock and (ii) a Warrant exercisable into 514 shares of Common Stock, pursuant to the Company’s Confidential Private Offering Memorandum dated October 23, 2009 (the “Memorandum”).

1.    Definitions.  In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Memorandum.

2.    Exercise.

A.    Method of Exercise.  This Warrant may be exercised at any time or from time to time from and after the Original Issuance Date and before 5:00 p.m., Eastern Time, on the Expiration Date, on any Business Day (as defined below), for the full number of shares of Common Stock called for hereby, by surrendering it at the Company’s principal office, at No. 102, Chengzhan Road, Liuzhou City, Guangxi Province, PRC (the “Principal Office”), Attention: Xiao Yan Zhang, with the Exercise Notice duly executed, together with payment in an amount equal to (a) the number of shares of Common Stock called for on the face of this Warrant, as adjusted in accordance with the preceding paragraph of this Warrant multiplied (b) by the Exercise Price then in effect. Payment of the Exercise Price must be made by payment in immediately available funds. This Warrant may be exercised for less than the full number of shares of Common Stock at the time called for hereby, except that the number of shares of Common Stock receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon a partial exercise of this Warrant in accordance with the terms hereof, this Warrant shall be surrendered to the Company, and a new Warrant of the same tenor and for the purchase of the number of such shares not purchased upon such exercise shall be issued by the Company to Holder without any charge therefor. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise (the “Exercise Date”) as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on the Exercise Date. Within ten (10) Business Days after the Exercise Date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise.  For purposes of this Warrant, “Business Day” means any day that is not a Saturday, a Sunday, or a day on which banks are required or permitted to be closed in the State of New York.

B.    Cashless Exercise. Notwithstanding any provision herein to the contrary and commencing six (6) months following the Original Issuance Date, if a registration statement under the Securities Act providing for the resale of the Warrant Stock is not then in effect by the date such registration statement is required to be effective pursuant to the terms of the Offering or not effective at any time thereafter, in lieu of exercising this Warrant by payment of cash, the Holder may elect to exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y - (A)(Y)
B

Where	X =	the number of shares of Common Stock to be issued to the Holder.

Y =	the number of shares of Common Stock issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

A =	the Exercise Price.

B =	the Per Share Market Value of one share of Common Stock on the Business Day immediately preceding the date of such election.

For the purpose of this Warrant, “Per Share Market Value” means on any particular date (a) the last closing price per share of the Common Stock on such market that the Common Stock is then listed, or if there is no closing price on such date, then the closing bid price on such date, or if there is no closing bid price on such date, then the closing price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on a market or any registered national stock exchange, the last closing price for a share of Common Stock in the over-the-counter market, as reported by Bloomberg at the close of business on such date, or if there is no closing price on such date, then the closing bid price on such date, or (c) if the Common Stock is not then reported by the trading market or any registered national stock exchange or in the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the “Pink Sheet” quotes for the five (5) Business Days preceding such date of determination, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Co-Placement Agents; provided, however, that the Company, after receipt of the determination by such independent appraiser, shall have the right to select an additional independent appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such independent appraiser; and provided, further, that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an independent appraiser shall be based upon the fair market value of the Company determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

C.    Limitation on Exercise.  Notwithstanding any provisions herein to the contrary, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 4.9% (the “Maximum Percentage”) of the total number of issued and outstanding shares of Common Stock. For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This restriction may not be waived.

D.    Exercise Disputes.  In the case of any dispute with respect to the number of shares of Common Stock to be issued upon exercise of this Warrant and/or the Exercise Price in effect at the time of exercise, the Company shall promptly submit the disputed determinations or arithmetic calculations to the Holder via fax (or, if the Holder has not provided the Company with a fax number, by overnight courier) within five (5) Business Days of receipt of the Holder’s Exercise Notice.  If the Holder and the Company are unable to agree as to the determination of the number of shares of Common Stock to be issued upon exercise of this Warrant and/or the Exercise Price within five (5) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder by the Company, then the Company shall in accordance with this Section, on the next Business Day submit the disputed determination to its independent auditor.  The Company shall cause its independent auditor to perform the determinations or calculations and notify the Company and the Holder of the results promptly, in writing and in sufficient detail to give the Holder and the Company a clear understanding of its determinations and calculations.  The determination by the Company’s independent auditor shall be binding upon all parties absent manifest error.  The Company shall then on the next Business Day instruct its transfer agent to issue certificate(s) representing the appropriate number of shares of Common Stock in accordance with the independent auditor’s determination and this Section.  The prevailing party shall be entitled to reimbursement of all fees and expenses of such determination and calculation, but in no event shall the Company be liable to the Holder for any diminution of value or damages therefrom during the period that such exercise is disputed.

3.    Shares Fully Paid; Payment of Taxes. All shares of Common Stock issued upon the exercise of this Warrant, in accordance with the terms of this Warrant, shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges (other than income taxes to the holder) that may be imposed in respect of the issue or delivery thereof.

4.    Transfer and Exchange.

A.    Transfer.  This Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company maintained for such purpose at the Principal Office by the Holder in person or by duly authorized attorney, upon surrender of this Warrant at the Principal Office together with: (i) a completed and executed form of assignment, a form of which is attached hereto as Exhibit B, (ii) payment of any necessary transfer tax or other governmental charge imposed upon such transfer, and (iii) an opinion of counsel reasonably acceptable to the Company stating that such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). Upon any partial transfer of this Warrant, the Company will issue and deliver to Holder a new Warrant or Warrants with respect to the portion of this Warrant not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant when endorsed in blank shall be deemed negotiable and that when this Warrant shall have been so endorsed, the holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered Holder hereof as the owner for all purposes.

B.    Exchange.  This Warrant is exchangeable at the Principal Office for two (2) or more new Warrants, each in the form of this Warrant, to purchase the same aggregate number of shares of Common Stock, each new Warrant to represent the right to purchase such number of shares as the Holder shall designate at the time of such exchange, but which shall not exceed the total number of shares for which this Warrant may be from time to time exercisable.

5.    Certain Adjustments.  The Exercise Price in effect at any time and the number and kind of securities issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

A.    Adjustment for Stock Splits and Combinations. If the Company at any time or from time to time on or after the Original Issuance Date effects a stock split or subdivision of the outstanding Common Stock, the Exercise Price then in effect immediately before that stock split or subdivision shall be proportionately decreased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately increased. If the Company at any time or from time to time effects a reverse stock split or combines the outstanding shares of Common Stock into a smaller number of shares, the Exercise Price then in effect immediately before that reverse stock split or combination shall be proportionately increased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately decreased. Each adjustment under this Section 5A shall become effective at the close of business on the date the stock split, subdivision, reverse stock split or combination becomes effective.

B.    Adjustment for Certain Dividends and Distributions. If the Company at any time or from time to time on or after the Original Issuance Date makes or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Exercise Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Exercise Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this Section 5B as of the time of actual payment of such dividends or distributions.

C.    Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time on or after the Original Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the Holder of this Warrant shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which the Holder would have received had this Warrant been exercised on the date of such event and had Holder thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by the Holder as aforesaid during such period, subject to all other adjustments called for during such period under this Section 5 with respect to the rights of the Holder of this Warrant.

D.    Adjustment for Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.  In case the Company after the Original Issue Date shall do any of the following (each, a “Recap Event”): (a) consolidate or merge with or into any other Person and the Company shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Common Stock of the Company shall be changed into or exchanged for securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its Common Stock, then, and in the case of each such Recap Event, proper provision shall be made to the Exercise Price and the number of shares of Common Stock that may be purchased upon exercise of this Warrant so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Recap Event, to the extent this Warrant is not exercised prior to such Recap Event, to receive at the Exercise Price in effect at the time immediately prior to the consummation of such Recap Event, in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Recap Event, the securities, cash and property to which such Holder would have been entitled upon the consummation of such Recap Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto (including the right of a shareholder to elect the type of consideration it will receive upon a Recap Event), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section; provided, however, the Holder at its option may elect to receive an amount in unregistered shares of the common stock of the surviving entity equal to the value of this Warrant calculated in accordance with the Black-Scholes formula; provided, further, such shares of Common Stock shall be valued at a twenty percent (20%) discount to the VWAP of the Common Stock for the twenty (20) Trading Days immediately prior to the Recap Event. Immediately upon the occurrence of a Recap Event, the Company shall notify the Holder in writing of such Recap Event and provide the calculations in determining the number of shares of Warrant Stock issuable upon exercise of the new warrant and the adjusted Warrant Price. Upon the Holder’s request, the continuing or surviving corporation as a result of such Recap Event shall issue to the Holder a new warrant of like tenor evidencing the right to purchase the adjusted number of shares of Warrant Stock and the adjusted Warrant Price pursuant to the terms and provisions of this Section 4(a)(i).  In the event that the surviving entity pursuant to any such Recap Event is not a public company that is registered pursuant to the Exchange Act of 1934, as amended, or its common stock is not listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, then the Holder at its option may elect to receive an amount in unregistered shares of the common stock of the surviving entity equal to the value of this Warrant calculated in accordance with the Black-Scholes formula.

In the event that the Holder has elected not to exercise this Warrant prior to the consummation of a Recap Event and has also elected not to receive an amount in unregistered shares equal to the value of this Warrant calculated in accordance with the Black-Scholes formula, so long as the surviving entity pursuant to any Recap Event is a company that has a class of equity securities registered pursuant to the Exchange Act and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, the surviving entity and/or each Person (other than the Company) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such Recap Event, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant) and (B) the obligation to deliver to such Holder such Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and the surviving entity and/or each such Person shall have similarly delivered to such Holder an opinion of counsel for the surviving entity and/or each such Person, which counsel shall be reasonably satisfactory to such Holder, or in the alternative, a written acknowledgement executed by the President or Chief Financial Officer of the Company, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which the surviving entity and/or each such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

E.    Reserved.

F.    Adjustment for Sale of Shares Below Exercise Price.

(i)    In the event the Company shall at any time issue Additional Stock (as defined below) at a price per share less than $2.54 or without consideration (a “Trigger Issuance”), then the Exercise Price then in effect upon each such Trigger Issuance shall be changed to a price equal to 150% of the consideration per share received by the Company in respect of the shares issued in such Trigger Issuance (rounded to the nearest tenth of a cent).  Such adjustment shall be made successively whenever such an issuance is made.

(ii)    “Additional Stock” shall mean Common Stock or options, warrants or other rights to acquire or securities convertible into or exchangeable for shares of Common Stock, including shares held in the Company’s treasury, and shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock, other than securities:

(1) issued or issuable upon the exercise of any Warrants and/or Agent Warrants issued in connection with the Offering;

(2) issued or issuable upon the conversion or exercise or exchange of options, warrants, rights and other securities or debt that are outstanding on the Original Issuance Date;

(3) issued or issuable pursuant to stock purchase or stock option plans which have been approved by the Company’s board of directors and shareholders on or prior to the Original Issuance Date;

(4) issued or issuable as a result of any anti-dilution in any outstanding securities of the Company that are outstanding on the Original Issuance Date; or

(5) issued or issuable to employees, officers or directors pursuant to stock option plans approved by the independent members of the Company’s Board of Directors and the stockholders of the Company.

G.    Reserved

H.    Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of a Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of a Warrant, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) Exercise Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

6.    Notices of Record Date. In case:

A.    the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of the Warrants) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

B.    of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

C.    of any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is expected to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of the Warrants) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, such notice shall be mailed at least ten (10) days prior to the date therein specified.

7.    Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

8.    Reservation of Common Stock. The Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All of the shares of Common Stock issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges of whatever nature, with respect to the issuance thereof.

9.    Registration Rights.  All shares of Common Stock issuable upon exercise of this Warrant shall have the registration rights set forth in the Subscription Agreement, subject to any applicable limitations, by and between the Holder and the Company, which rights are expressly incorporated and made a part of this Warrant.

10.    Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class, registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the Holder.

11.    Change; Modifications; Waiver. No terms of this Warrant may be amended, waived or modified except by the express written consent of the Company and the Holder.

12.    Headings. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

13.    Governing Law, Etc. This Warrant shall be governed by and construed solely and exclusively under and pursuant to the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York.  Each of the parties hereto expressly and irrevocably (1) agree that any legal suit, action or proceeding arising out of or relating to this Warrant will be instituted exclusively in either the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waive any objection they may have now or hereafter to the venue of any such suit, action or proceeding, and (3) consent to the in personam jurisdiction of either the New York State Supreme Court, County of New York, or the United States District Court for the Southern District of New York in any such suit, action or proceeding.  Each of the parties hereto further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in either the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of

New York and agree that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding.  THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS WARRANT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.  THE PARTY PREVAILING THEREIN SHALL BE ENTITLED TO PAYMENT FROM THE OTHER PARTY HERETO OF ALL OF ITS REASONABLE COUNSEL FEES AND DISBURSEMENTS.

[Signature page to follow]

[Signature page to Warrant]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

PURDEN LAKE RESOURCE CORP.

By:
Name:
Title:

EXHIBIT A

SUBSCRIPTION FORM

(To be executed by the Holder only upon exercise of Warrant)

The undersigned registered owner of this Warrant irrevocably exercises this Warrant and purchases _______ shares of Common Stock of Purden Lake Resource Corp. purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.

The Holder shall make payment of the Exercise Price as follows (check one):

______ “Cash Exercise” pursuant to Section 2.A of the Warrant

______ “Cashless Exercise” pursuant to Section 2.B of the Warrant

Notwithstanding anything to the contrary contained herein, this Exercise Notice shall constitute a representation by the Holder that, after giving effect to the exercise provided for in this Exercise Notice, the Holder (together with its affiliates) will not have beneficial ownership (together with the beneficial ownership of such Person’s affiliates) of a number of shares of Common Stock which exceeds the Maximum Percentage of the total outstanding shares of Common Stock as determined pursuant to the provisions of Section 2C of the Warrant.

The Holder represents to the Company that, as of the date of exercise:

i.            the shares of Common Stock being purchased pursuant to this Exercise Notice are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale; and

ii.           the Holder is an “accredited investor” as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

If the Holder cannot make the representations required above because they are factually incorrect, it shall be a condition to the exercise of the Warrant that the Company receive such other representations as the Company considers necessary, acting reasonably, to assure the Company that the issuance of securities upon exercise of this Warrant shall not violate any United States or other applicable securities laws.

Dated:	Name of Holder:
(Print)

By:
Name:
Title:
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

EXHIBIT B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	Number of Shares

and does hereby irrevocably constitute and appoint __________________________ Attorney to make such transfer on the books of Purden Lake Resource Corp. maintained for the purpose, with full power of substitution in the premises.

Dated:
(Signature)

(Witness)

The undersigned Assignee of the Warrant hereby makes to Purden Lake Resource Corp., as of the date hereof, with respect to the Assignee, all of the representations and warranties made by the Holder, and the undersigned Assignee agrees to be bound by all the terms and conditions of the Warrant.

Dated:
(Signature)